                                   UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT
      Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                           Date of Report: June 11, 2002

                               Medix Resources, Inc.
              (Exact name of registrant as specified in its charter)

         Colorado                      0-24768                84-1123311
(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)         Identification No.)

   420 Lexington Avenue, Suite 1830 , New York, NY          10170
      (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code: (212) 697-2509

Item 5. Other  Events.  Press  release  dated June 11,  2002,  announcing  Medix to provide telephonic progress report.

Exhibits

99.1  Copy of Press Release

                                    SIGNATURES

    Pursuant  to the  requirements  of the  Securities  Exchange  Act of 1934,  the
      registrant  has duly  caused  this  report to be signed on its  behalf by the undersigned hereunto duly authorized.

                                                MEDIX RESOURCES, INC.

Date: June 11, 2002                             By:/s/ Patricia A. Minicucci
                                                   Executive Vice President